SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                       First Kansas Financial Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



               Kansas                                     48-1198888
-------------------------------------------     --------------------------------
(State of Incorporation or Organization)                 (IRS Employer
                                                       Identification No.)

600 Main Street
Osawatomie, Kansas                                          66064
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(Address of Principal Executive Offices)                  (Zip Code)

If this form relates to the registration of a class of     If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange       securities pursuant to Section 12(g) of the Exchange
Act and is effective pursuant to General Instruction       Act and is effective pursuant to General Instruction
A.(c), please check the following box. |_|                 A.(d), pleasecheck the following box. |X|


Securities  Act  registration  statement file number to which this form relates:
333-48093

Securities to be registered pursuant to Section 12(b) of the Act:


Title of Each Class                               Name of Each Exchange on Which
To be so Registered                               Each Class is to be Registered
-------------------                               ------------------------------
None                                                           N/A


Securities to be registered pursuant to Section 12(g) of the Act:


Common Stock, par value $0.10 per share
---------------------------------------
               (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT
                 ----------------------------------------------

Item 1. Description of Registrant's Securities to be Registered

         The information set forth under the captions "Restrictions on Acquisitions of First Kansas Financial Corporation" and "Description of Capital Stock" in the registrant's Prospectus included in Part I of the registrant's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on March 17, 1998 (File No. 333-48093), is hereby incorporated by reference in response to this Item 1. Information set forth under the captions "Restrictions on Acquisitions of First Kansas Financial Corporation" and "Description of Capital Stock" contained in a prospectus relating to SEC File No. 333-48093 and subsequently filed by the registrant pursuant to 17 C.F.R. ss.230.424(b) shall also be deemed to be incorporated by reference into this registration statement.

Item 2. Exhibits

Exhibit                             Description
-------                             -----------

3(i)     Articles of Incorporation of First Kansas Financial Corporation*

3(ii)    Bylaws of First Kansas Financial Corporation*

---------------------
*        Incorporated   herein  by  reference  to  Exhibits  3(i)  (Articles  of
         Incorporation) and 3(ii) (Bylaws) to the Registration Statement of First Kansas Financial Corporation (Registration No. 333-48093), which was originally filed with the Securities and Exchange Commission on March 17, 1998.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                           FIRST KANSAS FINANCIAL CORPORATION



Date: April 15, 1998                       By   /s/Larry V. Bailey
                                                --------------------------------
                                                Larry V. Bailey, President
                                                (Duly Authorized Representative)